Exhibit 10.2
FIRST AMENDMENT
TO
CONSULTING AGREEMENT
This First Amendment to Consulting Agreement (as amended from time to time, this “Amendment”) is effective as of January 1, 2016 (the “Effective Date”), by and among Trupanion Managers USA, Inc., an Arizona corporation (the “Company”) and Howard Rubin, an independent contractor of the Company (“You” or “Rubin”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Original Agreement.
RECITALS
The parties desire to amend the compensation payable by Company to Rubin pursuant to that certain Consulting Agreement dated May 5, 2014 (the “Original Agreement”).
AGREEMENT
In consideration of the mutual covenants hereinafter contained and upon the terms and conditions set forth below, the Parties agree as follows:

1.	Amendment to Agreement. Notwithstanding anything in the Original Agreement to the contrary, the undersigned parties agree that, during 2016:

a.	The Fees payable will be as follows:

i.	January: $10,000

ii.	February: $10,00

iii.	March: $10,000

iv.	April: $0

v.	May: $0

vi.	June: $0

vii.	July: $10,000

viii.	August: $10,000

ix.	September: $10,000

x.	October: $10,000

xi.	November: $10,000

xii.	December: $10,000

b.	You will provide no fewer than 20 Project Days, as You and the Company reasonably and mutually determine appropriate.

2.
Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of the Agreement, as modified by this Amendment, or affecting the validity or enforceability of any of the terms or provisions of the Agreement, as modified by this Amendment, in any other jurisdiction. If any provision of the Agreement, as modified by this Amendment, is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

3.	Amendment. The terms and conditions of this Amendment may be amended or waived only in writing executed by duly authorized representatives of the Parties.

4.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement to be effective as of the Effective Date.